EXHIBIT  10.2

                            SERVICING TERM AGREEMENT

                         (1999-B - 2002-A OWNER TRUSTS)

     SERVICING TERM AGREEMENT (as the same may be amended, restated, supplemented or modified from time to time, the "Servicing Term Agreement", or this "Agreement"), dated as of September 6, 2002 by and among UNION ACCEPTANCE CORPORATION, as servicer (the "Servicer"), WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION formerly First Union Trust Company, National Association, as owner trustee (the "Owner Trustee"), BNY MIDWEST TRUST COMPANY, as successor to Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee"), and MBIA INSURANCE CORPORATION, as financial guaranty insurer (the "Insurer").

     WHEREAS, UAC Securitization Corporation, the Servicer and the Owner Trustee are parties to (a) the Trust and Servicing Agreement dated as of May 1, 1999 (the "1999-B Servicing Agreement"); (b) the Trust and Servicing Agreement dated as of August 1, 1999 (the "1999-C Servicing Agreement"); (c) the Trust and Servicing Agreement dated as of November 1, 1999 (the "1999-D Servicing Agreement"); (d) the Trust and Servicing Agreement dated as of February 1, 2000 (the "2000-A Servicing Agreement"); (e) the Trust and Servicing Agreement dated as of June 1, 2000 (the "2000-B Servicing Agreement"); (f) the Trust and Servicing Agreement dated as of November 17, 2000 (the "2000-D Servicing Agreement"); (g) the Trust and Servicing Agreement dated as of February 24, 2001 (the "2001-A Servicing Agreement"); (h) the Trust and Servicing Agreement dated as of September 25, 2001 (the "2001-C Servicing Agreement"); and (i) the Trust and Servicing Agreement dated as of March 18, 2002 (the "2002-A Servicing Agreement") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the 1999-B Servicing Agreement, the 1999-C Servicing Agreement, the 1999-D Servicing Agreement, the 2000-A Servicing Agreement, the 2000-B Servicing Agreement, the 2000-D Servicing Agreement, the 2001-A Servicing Agreement, the 2001-C Servicing Agreement and the 2002-A Servicing Agreement, each a "Servicing Agreement" and collectively the "Servicing Agreements");

     WHEREAS,  in  consideration  of  good  and  valuable   consideration,   the
sufficiency of which is hereby acknowledged, the parties hereto mutually desire to enter into the Servicing Term Agreement as hereinafter set forth.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1. Defined Terms. As used in this Agreement, and except as otherwise provided in this Section 1, capitalized terms shall have the same meanings assigned thereto in the Servicing Agreements.

          (a) As used herein, "Back-up Servicing Agreement" shall have the following definition:

               "Back-up Servicing Agreement" shall mean the agreement or agreements pursuant to which an entity acceptable to the Insurer agrees to perform back-up servicing functions as provided therein and to act as successor Servicer under the Servicing Agreements if so required.

     SECTION 2. Servicing Term. Pursuant to Section 13.05 of the Servicing Agreements, the parties hereby consent and agree that the initial term of UAC as Servicer shall terminate at 11:59 p.m. on September 6, 2002; provided, however, UAC shall act as successor Servicer for a second term commencing at 12:00 a.m.
on September 7, 2002 and terminating at 11:59 a.m. on October 31, 2002 (the "Servicing Term"), unless such term is extended for an additional 60-day term (such term, an "Extended Servicing Term") in writing executed by the Insurer prior to the expiration of such Servicing Term. Any Extended Servicing Term may be similarly extended prior to its expiration. The Insurer will give the Indenture Trustee ten (10) days prior written notice of its determination not to extend the Servicing Term or an Extended Servicing Term, in the event that the Indenture Trustee is to become the successor Servicer. Upon the expiration of the Servicing Term or any subsequent Extended Serving Term without renewal, all rights and obligations of UAC as successor Servicer under the Servicing Agreements shall terminate and all authority and power of UAC as successor Servicer shall pass to and be vested in the back-up servicer designated pursuant to the Back-up Servicing Agreement or such other entity as shall be designated by the Insurer. UAC shall, on or before September 11, 2002 and on the date that is three (3) Business Days from the end of each Collection Period, deliver to the Insurer a tape containing the master record of the Receivables as of the end of the previous Collection Period in such form as the Insurer shall reasonably require. UAC hereby agrees to cooperate with the Insurer and the back-up servicer designated pursuant to the Back-up Servicing Agreement or other successor Servicer in effectuating the complete transfer of the servicing, administration and collection functions from UAC to the back-up servicer or such other successor Servicer in accordance with the Servicing Agreements and this Agreement.

     SECTION 3. Effectiveness. This Agreement shall become effective as of the date first written above when counterparts of this Agreement shall have been accepted and agreed to by each of the parties hereto.

     SECTION 4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

     SECTION 5. Severability; Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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     IN WITNESS  WHEREOF,  the parties  hereto have executed and delivered  this
Agreement as of the date first written above.


                               UNION ACCEPTANCE CORPORATION

                               By: _______________________________
                                   Name:
                                   Title:


                               WACHOVIA TRUST COMPANY,
                               NATIONAL ASSOCIATION, formerly First
                               Union Trust Company, National Association, not in its individual capacity but solely on behalf of the Issuer as Owner Trustee under the Servicing Agreement


                               By: _______________________________
                                   Name:
                                   Title:

                               BNY MIDWEST TRUST COMPANY,
                               not in its individual capacity but solely as Indenture Trustee

                               By: _______________________________
                                   Name:
                                   Title:


                               MBIA INSURANCE CORPORATION

                               By: _______________________________
                                   Name:
                                   Title: